                                                                    EXHIBIT 99.1
BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:      16-Oct-00   For the Monthly Period Ending:         30-Sep-00  Days in Interest Period (30/360)       30
Determined as of:          10-Oct-00   Monthly Period                                71  Days in Interest Period (Act/360)      31

          Beginning                  Total Trust            Investor Interest             Series  1995-B           Series  1996-A
-----------------------------   --------------------   ---------------------------   ------------------------   -------------------
Pool Balance (Principal)          3,863,883,216.64
Finance Charges O/S                 145,461,536.76
Excess Funding Account                        0.00

Initial Invested Amount                                       3,480,000,000.00             380,000,000.00          500,000,000.00
Invested Amount                                               2,952,800,000.00              22,800,000.00          500,000,000.00
Class A Invested Amount                                                                              0.00          465,000,000.00
Class B Invested Amount                                                                     22,800,000.00           35,000,000.00

Principal Funding Account                                                 0.00                       0.00                    0.00

Adjusted Invested Amount                                      2,952,800,000.00              22,800,000.00          500,000,000.00
Class A Adjusted Invested Amt                                                                        0.00          465,000,000.00
Class B Adjusted Invested Amt                                                               22,800,000.00           35,000,000.00
Enhancement Invested Amount                                               0.00                       0.00                    0.00

Principal Allocation Pct                   100.00%                      85.67%                      9.83%                  12.94%
Principal Collections               393,806,287.71              337,354,609.14              38,729,532.17           50,959,910.75

Floating Allocation Pct                    100.00%                      77.96%                      2.13%                  12.94%
Finance Charge Collections           66,400,719.80               51,766,860.02               1,414,895.92            8,592,485.34
Defaulted Amount                     24,028,243.96               18,732,729.79                 512,004.45            3,109,338.79

Interchange Collections               8,224,017.51                6,411,550.42                 175,241.00            1,064,216.62
Servicer Interchange                                              3,075,833.33                  23,750.00              520,833.33

Shared Principal Collections                                    333,287,338.93              16,441,536.62           54,069,249.54



          Ending                    Total Trust            Investor Interest             Series  1995-B            Series 1996-A
-----------------------------   --------------------   ---------------------------   ------------------------   -------------------
Pool Balance (Principal)          3,835,718,758.19
Finance Charges O/S                 152,402,652.79
Excess Funding Account                        0.00

Initial Invested Amount                                       3,100,000,000.00                       0.00          500,000,000.00
Invested Amount                                               2,930,000,000.00                       0.00          500,000,000.00
Class A Invested Amount                                                                              0.00          465,000,000.00
Class B Invested Amount                                                                              0.00           35,000,000.00

Principal Funding Account                                                 0.00                       0.00                    0.00

Partial Amortization Amount                                               0.00                       0.00                    0.00

Adjusted Invested Amount                                      2,930,000,000.00                       0.00          500,000,000.00
Class A Adjusted Invested Amt                                                                        0.00          465,000,000.00
Class B Adjusted Invested Amt                                                                        0.00           35,000,000.00
Enhancement Invested Amount                                               0.00                       0.00                    0.00

Principal Allocation Pct                   100.00%                      76.39%                      0.00%                  13.04%
Floating Allocation Pct                    100.00%                      76.39%                      0.00%                  13.04%


          Beginning                Series  1997-1         Series  1997-2
-----------------------------   --------------------   --------------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount           1,700,000,000.00        900,000,000.00
Invested Amount                   1,530,000,000.00        900,000,000.00
Class A Invested Amount           1,530,000,000.00        900,000,000.00
Class B Invested Amount                       0.00                  0.00

Principal Funding Account                     0.00                  0.00

Adjusted Invested Amount          1,530,000,000.00        900,000,000.00
Class A Adjusted Invested Amt     1,530,000,000.00        900,000,000.00
Class B Adjusted Invested Amt                 0.00                  0.00
Enhancement Invested Amount                   0.00                  0.00

Principal Allocation Pct                    39.60%                23.29%
Principal Collections               155,937,326.88         91,727,839.34

Floating Allocation Pct                     39.60%                23.29%
Finance Charge Collections           26,293,005.14         15,466,473.61
Defaulted Amount                      9,514,576.71          5,596,809.83

Interchange Collections               3,256,502.87          1,915,589.92
Servicer Interchange                  1,593,750.00            937,500.00

Shared Principal Collections        165,451,903.59         97,324,649.17



           Ending                  Series  1997-1          Series 1997-2
-----------------------------   --------------------   --------------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount           1,700,000,000.00           900,000,000.00
Invested Amount                   1,530,000,000.00           900,000,000.00
Class A Invested Amount           1,530,000,000.00           900,000,000.00
Class B Invested Amount                       0.00                     0.00

Principal Funding Account                     0.00                     0.00

Partial Amortization Amount                   0.00                     0.00

Adjusted Invested Amount          1,530,000,000.00           900,000,000.00
Class A Adjusted Invested Amt     1,530,000,000.00           900,000,000.00
Class B Adjusted Invested Amt                 0.00                     0.00
Enhancement Invested Amount                   0.00                     0.00

Principal Allocation Pct                    39.89%                   23.46%
Floating Allocation Pct                     39.89%                   23.46%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amounts as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating Allocation Percentages will be used for next month's allocations.

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:      16-Oct-00   For the Monthly Period Ending:         30-Sep-00  Days in Interest Period (30/360)       30
Determined as of:          10-Oct-00   Monthly Period                                71  Days in Interest Period (Act/360)      31

Minimum Balance Requirement
---------------------------------------
Trust Invested Amount                       2,952,800,000.00
Trust PFA                                               0.00
Ending Portfolio Principal Balance          3,835,718,758.19

Beginning Excess Funding Acct Bal                       0.00
Required Excess Funding Account Deposit                 0.00
Excess Funding Account Withdrawal                       0.00

Seller's Participation Amt (w/o EFA)          882,918,758.19
Required Seller's Interest                    191,785,937.91
Required Excess Funding Account Balance                 0.00
Seller's Participation Amount                 882,918,758.19
Seller's Interest Percentage                          23.02%

Fraud Losses reassigned to the Seller                   0.00

Gross Balances of
Accounts Delinquent:                         (%)               ($)
------------------------                   -------      -----------------
   30 - 59 days                             1.94%          77,369,548.55
   60 - 89 days                             1.20%          47,884,233.54
   90 days +                                2.34%          93,502,997.71
   Total 30 days +                          5.49%         218,756,779.80


Gross Credit Losses                         7.61%          24,502,868.02
Net Credit Losses                           7.46%          24,028,243.96
Discount Option Receivables                                            0
Discount Percentage                                                0.00%
Finance  Charge  Billed - pool                             58,343,503.35
Fees Billed - pool                                          8,886,732.29
Interest Earned on Collection Account                       2,681,215.45
Required Principal Balance                              3,310,000,000.00
EFA + Receivables + PFA                                 3,835,718,758.19